Agreement

                            Of Limited Partnership Of

                          Lake Village Apartments, L.P.



















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                                    Agreement
                            Of Limited Partnership Of
                          Lake Village Apartments, L.P.

         This Agreement Of Limited Partnership is being entered into effective as of the date written below by and between Elderly Living Development, Inc. as the managing general partner (the "Managing General Partner") and Quad Cities Redevelopment Resources, Inc., as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership as the limited partner (the "Limited Partner"); WNC Housing, L.P., as the special limited partner (the "Special Limited Partner"); and Elderly Living Development, Inc. and John McChurch (collectively referred to as the "Withdrawing Original Partners").


                                    RECITALS

         WHEREAS, Lake Village Apartments, L.P., an Illinois limited partnership (the "Partnership") filed a certificate of limited partnership on April 14, 1998 with the Illinois Secretary of State and filed a certificate of amendment to the certificate of limited partnership with the Illinois Secretary of State on April 14, 1998.

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the payment of Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (ii) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (iii) the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (iv) certain other matters.

         WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 "Accountant" shall mean Friduss, Lukee, Schiff & Company or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountants for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section 14.2 and 14.3 of this Agreement.

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     Section  1.2  "Act"  shall  mean the laws of the  State  governing  limited partnerships, as now in effect and as the same may be amended from time to time.

     Section 1.3 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner and not subsequently recaptured or disallowed, representing % of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

         (a) Credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     Section 1.5 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     Section 1.6 "Agreement" or "Partnership Agreement" shall mean this Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.7 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's or the Special Limited Partner's beneficial interest in the Partnership and who has not been substituted in the stead of the transferor as a Partner.

     Section 1.8 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy,

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reorganization,  insolvency or other  proceeding  for the relief of  financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

     Section 1.9 "Break-even Operations" shall mean at such time as the Partnership has Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.10 "Budget" shall mean the annual operating Budget of the partnership as more fully described in Section 14.3 of this Agreement.

     Section 1.11 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof.

        In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

        The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

     Section 1.12 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.13 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     Section 1.14 "Completion of Construction" shall mean the Completion of Construction of the Project substantially in accordance with the Project

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Documents in order to obtain the  required  certificates  of  occupancy  (or the local equivalent) for all fifty (50) apartment units as evidenced by the issuance of the certificate of occupancy by the governmental agency having jurisdiction over the Project or by the issuance of the inspecting architect's certification, in a form substantially similar to the form attached hereto as
Exhibit  "E"  and   incorporated   herein  by  this  reference.   Completion  of
Construction further means that the construction shall be completed in good quality, free and clear of all mechanic, material or similar liens; all other expenses and costs must be paid with respect to the Project through completion, including but not limited to costs of financing.

     Section 1.15 "Compliance Period" shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

     Section 1.16 "Consent of the Special Limited Partner" shall mean the prior written consent or approval of the Special Limited Partner.

     Section 1.17 "Construction Contract" shall mean the construction contract dated November 15, 2000 in the amount of $3,725,700, entered into between the Partnership and the Contractor pursuant to which the Project is being constructed.

     Section 1.18 "Construction Loan" shall mean the loan obtained from Illinois Housing Development Authority in the principal amount of $__________ at an interest rate equal to _____% per annum for a term of __________ to provide funds for the acquisition, renovation and/or construction and development of the Project. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan.

     Section 1.19 "Contractor" shall mean Twin Rivers Construction, which is the general construction contractor for the Project. At or before Completion of Construction, the Contractor shall provide the Partnership with a closeout binder, which shall include, but is not limited to, as built drawings, all operating manuals, and all manufacturing warranty agreements. In addition, the Contractor shall provide the Partnership a one year warranty on all parts, materials and work quality.

     Section 1.20 "Debt Service Coverage" shall mean the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference.

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     Section 1.21 "Deferred  Management Fee" shall have the meaning set forth in
Section 9.2(d) hereof.

     Section 1.22 "Developer" shall mean Elderly Living Development, Inc.

     Section 1.23 "Development Fee" shall mean the fee payable to the Developer pursuant to Section 9.2(a) of this Agreement for services incident to the development and construction of the Project in accordance with the Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference. Development activities do not include services for the acquisition of land or syndication activities.

     Section 1.24 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.25 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.26 "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

     Section 1.27 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

     Section 1.28 "General Partner(s)" shall mean Quad Cities Redevelopment Resources, Inc., and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement.

     Section 1.29 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

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         (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

         (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

        (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.29(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.29(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.29(d).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.29(a), Section 1.29(b), or Section 1.29(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     Section 1.30 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly

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designated,  classified  or  regulated,  under any federal,  state or local law,
regulation  or  ordinance  including,   without  limitation,   Compensation  and
Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.31 "Improvements" shall mean the fifty (50) unit apartment complex for families, built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

     Section 1.32 "In-Balance" shall mean, on any occasion, when the amount of the undisbursed Construction loan and the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner required to be paid in through and including the issuance of a certificate of occupancy (or the local equivalent) are sufficient in the following sums: (a) all costs of construction to achieve Completion of Construction; (b) all costs of marketing, ownership, maintenance and leasing of the Apartment Housing Units; and (c) all interest and all other sums accruing or payable under the Construction Loan documents. In making a determination that the financing is In-Balance, the Special Limited Partner will also consider whether the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner, the Mortgage and other sources of permanent financing (but not Cash Receipts) are adequate to retire the Construction Loan at the earlier of the time of Mortgage closing and funding, or maturity of the Construction Loan.

     Section 1.33 "Incentive Management Fee" shall have the meaning set forth in
Section 9.2(f) hereof.

     Section 1.34 "Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.34 shall be added to such taxable income or loss;

         (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.34 shall be subtracted from such taxable income or loss;

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         (c) in the event  the Gross  Asset  Value of any  Partnership  asset is adjusted pursuant to Section 1.29(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

         (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     Section  1.35  "Inspecting  Architect"  shall  mean  Koningisor,  Luciano &
Associates, Inc., or any successor thereto with the Consent of the Special Limited Partner. The Inspecting Architect shall make regular inspections of the construction site, to confirm that construction of the Improvements are in conformance with the Plans and Specifications. The Inspecting Architect will sign-off on all the draw requests made by the Contractor.

     Section 1.36 "Insurance" shall mean:

         (a) during  construction,  the Insurance  shall include  builder's risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

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         (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Project in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

         (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $10,000,000 aggregate on all properties;

         (d) all Insurance polices shall name the Partnership as the named insured and the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

         (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

         (f) hazard coverage must include inflation and building or ordinance endorsements;

         (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

         (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.37 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.38 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.39 "Involuntary Withdrawal" means any Withdrawal caused by the dissolution or liquidation or incompetence, or Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

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     Section  1.40 "Land  Acquisition  Fee"  shall  mean the fee  payable to the
General Partner in an amount equal to $4,950 for the General Partner's services in locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected.

     Section  1.41  "LIHTC"  shall  mean  the  low-income   housing  tax  credit
established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.42 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.43 "Management Agent" shall mean the property management company which oversees the property management functions for the Project and which is on-site at the Project. The initial Management Agent shall be Heartland MGT, Inc.

     Section 1.44 "Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The management fee shall equal 5.25% of gross revenues. Neither the Management Agreement nor ancillary agreement shall provide for an initial rent-up fee nor a set-up fee, nor any other similar pre-management fee payable to the Management Agent.

     Section 1.45 "Managing General Partner(s)" shall mean Elderly Living Development, Inc., and such other Persons as are admitted to the Partnership as additional or substitute Managing General Partners pursuant to this Agreement.

     Section 1.46 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Project to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income. Notwithstanding, the General Partner has made the election to rent 20% at 40% of the apartment units to tenants with income less than 30% at 50% of area median income, adjusted for family size and 28% at 60% of the apartment units to tenants with income less than 22% at Market of area median income. Notwithstanding the foregoing the General Partner has made the election to rent 11 units at market rents, 14 units at 60% of the area median income, adjusted for family size and 25 units at 50% or below the area median income, adjusted for family size.

     Section 1.47 "Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay: (a) Illinois Housing Development Authority (IHDA), or its successor or assignee, the principal sum of $1,300,000, plus interest on the principal not to exceed 8.05% per annum over a term of 40 years and amortized over 40 years; and (b) (IHDA), or its successor or assignee, the principal sum of $750,000, plus interest on the principal not to exceed 1% per annum over a term of 30 years and

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amortized  over 30 years  Where  the  context  admits,  the term  "Mortgage"  or
"Mortgage  Loan"  shall  include  any  mortgage,  deed,  deed  of  trust,  note,
regulatory  agreement,   security  agreement,   assumption  agreement  or  other
instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Special Limited Partner a draft of the Mortgage documents for review and approval. Based on the draft of the Mortgage documents, if the terms of the Mortgage are not as specified above at the time of the Mortgage closing and the Special Limited Partner determines in its discretion that the Debt Service Coverage falls below 1.10 then at the request of the Special Limited Partner the General Partner shall adjust the principal loan amount and close on a Mortgage which will produce a 1.10 Debt Service Coverage. The Mortgage funds shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials.

     Section 1.48 "Net Operating Income" shall mean the excess of revenues over expenses determined as follows: (a) the excess of actual cash received on a cash basis by the Partnership from all revenues of the Partnership from whatever source derived, including, without limitation, TIF funds, rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits and interest thereon; (b) over all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable budget adopted by the Partnership in accordance with Section 14.3(k) of this Agreement (the "Budget"), including, without limitation, the payment of the Mortgage, the Management Agent fees (which shall be deemed to include that portion of such fees which is deferred and not currently paid) and the funding of reserves in accordance with Article VIII of this Agreement, and a reserve for all taxes or payments in lieu of taxes and any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis are allocable to the period in question, such as insurance premiums, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings, improvements and personal property and amortization of any financing fees). Without limiting the generality of the foregoing, the Partnership's gross revenues for purposes of this Section shall not include Capital Contributions, borrowings, any lump-sum payment or any other extraordinary receipt of funds.

     Section 1.49 Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.50 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section  1.51  "Operating   Deficit"  shall  mean  at  any  time  when  the
Partnership does not have Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.52 "Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending thirty months following the two consecutive months of Break-Even Operations.

     Section 1.53 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section  1.54  "Original   General   Partner"  shall  mean  Elderly  Living
Development, Inc.

     Section 1.55 "Original Limited Partner" shall mean John McChurch.

     Section 1.56 "Partner(s)" shall collectively mean the General Partner, the Limited Partner, Managing General Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.57 "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.58 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.59 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.60 "Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.61 "Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.62 "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

     Section   1.63   "Person"   shall    collectively   mean   an   individual,
proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

     Section 1.64 "Plans and Specifications" shall mean the plans, blueprints, and specifications manual for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which Plans and Specifications are referred to in the Construction Contract. Any changes to the Plans and Specifications after approval by the appropriate government building department shall require the Consent of the Special Limited Partner.

     Section 1.65 "Project" shall mean the property located at 1800 Lake Street, Kewanee, Henry County, Illinois, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

     Section 1.66 "Project Documents" shall mean all documents relating to the Construction Loan and Mortgage Loan. It shall also include all documents required by any governmental agency having jurisdiction over the Project in connection with the development, construction and financing of the Project, including but not limited to, the approved plans and specification for the development and construction of the Project.

     Section 1.67 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $318,588 for 2002, $397,114 per year for each of the years 2003 through 2011, and $78,526 for 2012, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $3,971,930 to be available to the Partnership; provided, however, that if the Actual Tax Credit for 2002 is greater (or lesser than) $318,588 the Projected Annual Tax Credit for the year 2012 shall be reduced (increased) by an amount equal to the amount by which the Actual Credit for 2002 exceeds (is less than) $318,588.

     Section 1.68 "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $3,971,930.

     Section 1.69 "Qualified Tenants" shall mean any tenants who have incomes of 60% or less of the area median gross income, as adjusted for family size, so as to make the Project eligible for LIHTC. Notwithstanding the foregoing 11 of the units are to be considered market rate units and as such are not subject to median gross income limitation.

     Section  1.70  "Rent  Restriction  Test"  shall mean the test  pursuant  to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Project must not exceed 30% of the applicable income standards.

     Section 1.71 "Reporting Fee" shall have the meaning set forth in Section 9.2(e) hereof.

     Section 1.72 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.73 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Project or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     Section 1.74 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Project.

     Section 1.75 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     Section 1.76 "State" shall mean the State of Illinois.

     Section 1.77 "State Tax Credit Agency" shall mean the state agency of Illinois which has the responsibility and authorization to administer the LIHTC program in Illinois, specifically the Illinois Housing Development Authority.

     Section 1.78 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section 1.79 "Syndication Fee" shall mean the fee payable to the General Partner in an amount equal to $10,000 for the General Partner's services in forming the Partnership, locating and approving the Limited Partner and the Special Limited Partner as the investors in the Partnership, negotiating and finalizing this Partnership Agreement and for such other services referenced in Treasury Regulation Section 1.709-2(B).

     Section 1.80 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     Section 1.81 "Tax Credit Compliance Fee" shall mean the fee payable to the General Partner in accordance with Section 9.2(g) of this Agreement.

     Section 1.82 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     Section 1.83 "Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.84 "Title Policy" shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Special Limited Partner. The Title Policy shall be an ALTA owners title policy naming the Partnership as insured and including a non-imputation and fairway endorsement. The Title Policy shall also insure against rights-of-way, easements, or claims of easements, not shown by public records. During construction of the Improvements, the Title Policy shall be in an amount equal to the Construction Loan amount and the Limited Partner's Capital Contribution. Upon Permanent Mortgage Commencement, the Title Policy shall be in an amount equal to the Mortgage amount and the Limited Partner's Capital Contribution.

     Section 1.85 "TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.86 "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     Section 1.87 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the dissolution, liquidation, or Bankruptcy of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

                                   ARTICLE II

                                      NAME

     The name of the Partnership shall be "Lake Village Apartments, L.P."

                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 400 Main Street, Suite 400, Davenport, IA 52801 or at such other place or places within the State as the Managing General Partner may hereafter designate.

     Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is John McChurch, whose address is 269 Melrose Colona, Illinois, 61241-9627.

                                   ARTICLE IV

                                     PURPOSE

     The purpose of the Partnership is to acquire, construct, own and operate the Project in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Project. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

                                    ARTICLE V

                                      TERM

     The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2049 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                   ARTICLE VI

                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

         Section 6.1 Capital Contribution of Managing General Partner and General Partner. The Managing General Partner and the General Partner shall make a Capital Contribution in an amount required by the Mortgage lender.

     Section 6.2 Construction and Operating Obligations; Managing General Partner and General Partner Loans.

         (a) The Managing General Partner and the General Partner shall cause Completion of Construction in accordance with the Project Documents, and shall equip the Project or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including but not limited to, refrigerators and ranges. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the General Partner shall be responsible for and shall be obligated to pay such deficiencies. Any such advances by the Managing General Partner and the General Partner shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable. In addition, if (1) the Improvements are not completed on or before March 1, 2002 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); or (2) a foreclosure action is commenced against the Partnership and is not dismissed within six months, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interests of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner, and the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.

         (b) From Completion of Construction until two consecutive months of Break-even Operations, the General Partner will personally provide Operating Loans to pay any Operating Deficits; and for the balance of the Operating Deficit Guarantee Period the General Partner will provide Operating Loans to pay any Operating Deficits up to the aggregate maximum amount of $250,000. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

     Section 6.3 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the rate of 2% per annum above the then prevailing prime or reference rate charged by Bank of America N.T. & S.A., Main Office, San

Francisco, California, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an advance by the General Partner and such advance will bear no interest and will be repaid in accordance with Article XI of this Agreement.

                                   ARTICLE VII

                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

     Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $100. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that he has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

     Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $2,978,352, as may be adjusted in accordance with Section 7.4 of this Agreement. The Capital Contribution will be paid into an escrow account at First American Title Company in accordance with the Escrow Agreement dated November 15, 2000 ("Escrow Agreement"). The Limited Partner shall approve the release of the funds from the escrow account as follows:

         (a) $2,680,547, to be available to be disbursed as required on a monthly basis in accordance with Sections 7.2(d),(e) and (f) of this Agreement provided the Limited Partner has received and approved the following:

                  (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

                  (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (3) a copy of a title commitment, (in a form and substance satisfactory to the Special Limited Partner) constituting an agreement by such title company to issue the Title Policy within fifteen working days. The title commitment will show the Apartment Housing to be free from liens except the Construction Loan and free from other exceptions not previously approved by the Special Limited Partner;

                  (4) verification that the Partnership has obtained Insurance required during construction;

                  (5) a copy of the recorded grant deed (warranty deed);

                  (6) execution of the Construction and Operating Budget Agreement;

                  (7) the construction documents required pursuant to Section 14.3(a) of this Agreement, if not previously provided to the Limited Partner and a determination by the Special Limited Partner that construction financing is In-Balance; and

                  (8) approval of the Limited Partner's acquisition committee.

         (b)      $74,451 upon delivery to the Limited Partner:

                  (1) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Project;

                  (2) if not previously provided, a copy of the items provided in Section 11.3(a);

                  (3) a certification signed by the architect in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

                  (4) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "G" and incorporated herein by this reference, stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract;

                  (5) verification that the Partnership has obtained Insurance required during operations; and

                  (6) a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference.

     (c) $223,354 (as adjusted pursuant to Section 7.4(a) of this Agreement) upon delivery to the Limited Partner:

                  (1) a copy of the current rent roll;

                  (2) copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility as a Qualified Tenant;

                  (3) copies of the executed lease agreement with the tenants;

                  (4) a fully executed General Partner Certification;

                  (5) copies of all Mortgage documents and Title Insurance in an amount equal to the Mortgage and the Limited Partner's Capital Contribution;

                  (6) a copy of the declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency;

                  (7) an audited construction cost certification (which includes an itemized cost breakdown);

                  (8) the Accountant's final tax credit certification in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference;

                  (9) Internal Revenue Code Form 8609, or any successor form;
and

                  (10) any documents previous not provided to the Limited Partner but required pursuant to Sections 14.3(a), (b) and (c) in this Agreement.

         (d) On the 20th day of each month the Managing General Partner shall submit to the Limited Partner a written itemized statement, signed by the Managing General Partner and the general contractor ("Application for Payment") setting forth:

                  (1) a description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in the Construction and Operating Budget Agreement; and

                  (2) the total amount incurred, expended and /or due for each requested Item less prior disbursements.

                  (3) Each Application for Payment by the Managing General Partner shall constitute a representation and warranty by the Managing General Partner that the Managing General Partner is in compliance

         (e) On the 20th day of each month, except if such date falls on a weekend, the Limited Partner's architect/engineer will visit the job site, review the construction progress and approve the Application for Payment and make a recommendation on the disbursement request. ("Limited Partner Review"). The Limited Partner Review shall be completed and authorized by the 23rd day of each month, barring unforeseen events and/or weekends.

         (f) Provided the Limited Partner Review recommends payment of the Application for Payment, then the Limited Partner will notify the Escrow Agent that funds can be disbursed to the general contractor on behalf of the Managing General Partner. Escrow Agent shall disburse up to 90% of the maximum amount allocated for such Item in the Application for Payment less prior disbursements. The remaining 10% ("Retention") shall be held for the benefit or account of the Managing General Partner upon completion of the Improvements in accordance with the Plans and Specifications, governmental requirements and or evidence satisfactory to lender of lien free completion.

     Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

         (a) cause the Project to be placed in service by March 1, 2002;

         (b) achieve 90% occupancy of the Project by Qualified Tenants by October 1, 2002;

         (c) obtain Permanent Mortgage Commencement by October 1, 2002;

         (d) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; and

         (e) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 2000; and

         (f) receive the Limited Partner's acquisition committee approval by December 31, 2000.

     Section 7.4 Reduction of Limited Partner's Capital Contribution.

         (a) If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and Special Limited Partner are less than $3,971,533 (the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and
Section 7.5 respectively shall be reduced by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 75% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution reduction referenced in this Section 7.4(a) is greater than the remaining Capital Contribution to be paid by the Limited Partner and the Special Limited Partner then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall.

         (b) The General Partner is required to use its best efforts to rent no less than 78% of the Project's apartment units to Qualified Tenants throughout the Compliance Period. If at the end of each calendar year during the first three calendar years following the year in which the first building in the Project is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Revised Projected Tax Credit calculated on an annual basis ("Revised Projected Annual Tax Credit"), if applicable (the "Annual Credit Shortfall"), then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a), the next Capital Contribution owed by the Limited Partner or the Special Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner or the Special Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's and Special Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner and Special Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner.

         (c) In the event that, for any reason, at any time after the first three calendar years following the year in which the Project is placed in service, there is an Annual Credit Shortfall, then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or Section 7.4(b), there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount instead shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Project occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with
Section 11.2(b). Notwithstanding, the foregoing provisions of this Section 7.4(c) the General Partner shall not be obligated to pay the Limited Partner or Special Limited Partner any funds if the recapture of Tax Credits was the result of an Act of Congress, a change in the law, or other acts beyond the control of the General Partner.

         (d) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis or eligible basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner; (2) a reduction in the qualified basis or eligible basis of

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

the Apartment Housing for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture or reduction of Tax Credits previously claimed; (3) a decision by the United States Tax Court upholding the assessment of such deficiency against the Partnership with respect to any Tax Credit previously claimed in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (4) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and/or the Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner within sixty days of receiving notice from the Limited Partner and/or the Special Limited Partner the sum of (A) the amount of the Tax Credit recapture, (B) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such recapture, and (C) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (A) and (B). Partner shall not be obligated to pay the Limited Partner or Special Limited Partner any funds if the recapture of Tax Credits was the result of an Act of Congress, a change in the law, or other acts beyond the control of the General Partner.

     Section 7.5 Capital Contribution of Special Limited Partner. The Special Limited Partner shall make a Capital Contribution of $298 at the time of the Limited Partner's Capital Contribution payment into escrow in accordance with the Escrow Agreement. The Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

     Section 7.6 Liability of Limited Partner and Special Limited Partner. The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

     Section 8.1 Operating and Maintenance Account. The General Partner, on behalf of the Partnership, shall establish an operating and maintenance account and shall deposit thereinto an annual amount equal to $200 per residential unit per year for the purpose of repairs, maintenance and capital repairs. Said deposit shall be made monthly in equal installments. Withdrawals from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in the account at the time of a sale of the Project shall be allocated and distributed equally between the General Partner and the Limited Partner.

     Section 8.2 Tax and Insurance Account.The General Partner, on behalf of the Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Project shall be allocated and distributed equally between the General partner and the Limited Partner.

     Section 8.3 Other Reserves. The General Partner, on behalf of the Partnership, shall establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to, (a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

     Section 9.1 Power and Authority of General Partner. Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the Managing General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

     Section 9.2 Payments to the General Partners and Others.

         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $513,418 in accordance with the Development Fee Agreement entered into by and between the Developer and the Partnership on the even date hereof. The Development Fee Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, architectural fees, Land Acquisition Fee, Syndication Fee, survey and engineering costs, financing costs, loan fees, building materials, labor and $256,709 of the Development Fee to be paid $128,355 at the time of the Limited Partner's first Capital Contribution payment referenced in 7.2(a) of this Agreement; and $128,354 at 50% Completion of Construction as evidenced by the architect's certification, provided if construction overruns are greater than 50% of the contingency amount referenced in the construction budget then the second Development Fee payment will be reduced (and deferred) in an amount equal to $1.00 for each dollar the construction overrun is greater than 50% of the contingency amount. The construction budget and contingency amount are specified in the Construction and Operating Budget Agreement to be entered into between the Partners.

         (c) If any Capital Contribution proceeds are remaining after Completion of Construction and all construction costs, including the above referenced Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (d) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Project in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed one year, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Limited Partner.

                  (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Project under the terms of the Management Agreement; or, the General partner shall dismiss the Management Agent at the request of the Special Limited Partner.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

         (e) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 2002 equal to $1,000 for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full $1,000, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (f) The Partnership shall pay to the Managing General Partner an Incentive Management Fee equal to 35% of the Net Operating Income for each fiscal year of the Partnership commencing in 2002 for services incident to the administration of the business and affairs of the Partnership, which services shall include, but not limited to, maintaining the books and records of the
Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Project and the Partnership, all as required by Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the Managing General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         (g) The Partnership shall pay to the Managing General Partner through the Compliance Period an annual Tax Credit Compliance Fee equal to 35% of the Net Operating Income commencing in 2002 for the services of the Managing General Partner in ensuring compliance by the Partnership and the Apartment Housing with all Tax Credit rules and regulations. The Tax Credit Compliance Fee shall be payable from Net Operating Income in the manner and priority set forth in

Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement. If the Tax Credit Compliance Fee is not paid in any year it shall not accrue for payment in subsequent years.

     Section 9.3 Specific Powers of the General Partner. Subject to the other provisions of this Agreement, the Managing General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with the purpose of this Agreement as indicated in Article IV hereto;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e) deposit, withdraw, invest, pay, retain and distribute the Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f)  execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

     Section 9.4 Authority Requirements. During the Compliance Period, the following provisions shall apply.

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

         (c) Upon any dissolution of the Partnership or any transfer of the Project, no title or right to the possession and control of the Project and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would not avoid a recapture thereof on the part of the former owners.

         (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on the Managing General Partner's and General Partner's Power and Authority. Notwithstanding the provisions of this Article IX, the Managing General Partner and the General Partner shall not:

         (a) except as required by Section 9.4, act in contravention of this Agreement;

         (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c)  confess a judgment against the Partnership;

         (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) admit a Person as a General Partner or Managing General Partner except as provided in this Agreement;

         (f) admit a Person as a Limited Partner except as provided in this Agreement;

         (g)  violate any provision of the Mortgage;

         (h) cause the Project apartment units to be rented to anyone other than Qualified Tenants;

         (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Project;

         (j)  cause any recapture of the Tax Credits;

         (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l) commingle funds of the Partnership with the funds of another Person; or

         (m) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the Managing General Partner has received said Consent.

     Section 9.6 Restrictions on Authority of the Managing General Partner and the General Partner. Without the Consent of the Special Limited Partner the Managing General Partner and the General Partner shall not:

         (a)  sell, exchange, lease or otherwise dispose of the Project;

         (b) incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

         (d) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

         (e) take any action which would cause the Project to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Project, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

         (f) make any expenditure of funds in excess of $10,000, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

         (g)  cause the merger or other reorganization of the Partnership;

         (h)  dissolve the Partnership, except as provided in this Agreement;

         (i) acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

         (j) become personally liable on or in respect of, or guarantee, the Mortgage or any other indebtedness of the Partnership;

         (k) pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.9 hereof or specifically provided for in this Agreement;

         (l) terminate the services of the Accountant, Inspecting Architect, Contractor or Management Agent, or terminate, amend or modify the Construction Contract or any other Project Document, or grant any material waiver or consent thereunder;

         (m) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner;

         (n) cause the Partnership to convert the Apartment Housing to cooperative or condominium ownership;

         (o) cause or permit the Partnership to make loans to the General Partner or any Affiliate;

         (p) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership; or

         (q) agree or consent to any changes in the Plans and Specifications, to any change orders, or to any of the terms and provisions of the Construction Contract.

         Section 9.7 Duties of Managing General Partner and the General Partner. The Managing General Partner and the General Partner agrees that it shall at all times:

         (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

         (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) cause the Partnership to carry Insurance from an Insurance Company as defined in Section 1.34;

         (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Project to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Project; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

         (f) use its best efforts to keep the Project in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Project and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and plans and specifications; and (3) to make copies thereof;

         (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Project, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) cause the Management Agent to manage the Project in such a manner that the Project will be eligible to receive LIHTC with respect to 100% of the apartment units in the Project. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Project as required, for at least the duration of the Compliance Period; (3) to operate the Project and cause the Management Agent to manage the Project so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Project and cause the Management Agent to manage the Project so as to comply with all other Tax Credit Conditions; and

         (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

     Section 9.8 Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner or any of its Affiliates by the Partnership shall be allowed only for the Partnership's operating cash expenses and subject to the limitations on the reimbursement of such expenses set forth herein. As used in this Section 9.8 the term "operating cash expenses" shall mean, with respect to any fiscal period, the amount of cash disbursed by the Partnership for Partnership business in that period in the ordinary course of business for the payment of its operating expenses, including, but not limited to expenses for advertising and promotion, management, utilities, repair and maintenance, Insurance, Partner communications, legal, accounting, statistical and bookkeeping services, use of computing or accounting equipment, travel and telephone expenses, salaries and direct expenses of Partnership employees while engaged in Partnership business, and any other operational and administrative expenses necessary for the prudent operation of the Partnership. Without limiting the generality of the foregoing, "operating cash expenses" shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

         (b) Reimbursement to the Managing General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

                  (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. The foregoing provisions of this

Section 9.8(b) shall not apply if the General Partner also serves as the Management Agent. For the purposes of this Section 9.8(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors;
(ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

     Section 9.9 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Project. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

     Section 9.10 Covenants, Representations and Warranties. The Managing General Partner and the General Partner covenant, represent and warrant that the following are presently true and will be true during the term of this Agreement, to the extent then applicable.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed from time to time with the approval of Mortgage lender, and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

         (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (g) The Partnership is in compliance with all construction and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

         (i) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

         (j) The Partnership has obtained Insurance written by an Insurance Company.

         (k) The Partnership owns the fee simple interest in the Project.

         (l) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (m) To the best of the Managing General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the

Project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The Managing General Partner and the General Partner have not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (o) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) No charges, liens or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the title policy for the Project.

         (q) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Project will satisfy the Minimum Set-Aside Test.

         (r) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserved in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (s) The Managing General Partner and the General Partner have not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof, except as provided on Schedule One attached hereto and incorporated herein by this reference.

         (t) No event has occurred which constitutes a default under any of the Project Documents.

         (u) No event has occurred which has caused, and the Managing General Partner and the General Partner have not acted in any manner which will cause
(1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (v) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; (2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

         (w) Neither the Partnership nor the Managing General Partner nor the General Partner have any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (x) The Managing General Partner has and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         (y) Upon signing of the Construction Loan and receipt of the Construction Lender's written start order, the Managing General Partner will cause construction of the Improvements to commence and thereafter will cause the Contractor to diligently proceed with construction of the Improvements according to the Plans and Specifications so that the Improvements can be completed by the Completion Date.

         (z) The Managing General Partner will use its best efforts to ensure that any architect retained by the Partnership or Managing General Partner will have a policy of professional liability insurance in an amount not less than five hundred thousand dollars, which policy should remain in force for a period of at least two years after the closing and funding of the Mortgage.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.10.

     Section 9.11 Option to Acquire. After expiration of the Compliance Period, the General Partner may give notice (the "GP Notice") to the Limited Partner that it desires to purchase the entire Interest of each of the Limited Partner and the Special Limited Partner in the Partnership. Upon receipt by the Limited Partner and the Special Limited Partner, the following events shall occur:

         (a) The purchase price of the Interests shall be determined. The purchase price shall be the greater of (i) the aggregate of the Fair Market Value of the Interest of the Limited Partner and the Fair Market Value of the Interest of the Special Limited Partner or (ii) the "Tax Amount" as hereinafter defined. Notwithstanding the preceding, the purchase price shall be no less than the principal amount of all outstanding indebtedness secured by the Project.

         (b) The Limited Partner and the Special Limited Partner shall negotiate with the General Partner for a period of 30 days after the GP Notice is received to agree upon the Fair Market Value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the General Partner or the Special Limited Partner may request that Fair Market Value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the General Partner's option shall expire.

         (c) If the respective Fair Market Value of the Interests of the Limited Partner and the Special Limited Partner are not agreed upon as provided above and either the General Partner or the Special Limited Partner issues to the other Person an Appraisal Notice, then the Fair Market Value of such Interests shall be determined by an appraisal. The appraisal shall be conducted by an independent appraiser satisfactory to the General Partner and the Special Limited Partner or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the General Partner and the Special Limited Partner shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the Fair Market Value of the Interest of each of the Limited Partner and the Special Limited Partner. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the Fair Market Value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the General Partner and one-half by the Limited Partner.

         (d) The "Tax Amount" shall mean the dollar amount computed in the following fashion:

                  (i) The Limited Partner and the Special Limited Partner shall be deemed to have gain in an amount equal to the difference between their respective basis in the Project and an amount equal to the total forgiveness of debt which would be realized by the Limited Partner and the Special Limited Partner computed as if the Limited Partner and the Special Limited Partner abandoned their Interests in the Partnership on the date of the GP Notice. The Tax Amount shall equal the deemed gain as computed above by a tax rate(s) applied to such gain. The tax rate shall be the highest individual rate stated in the Code applicable to the type of income (and if there is more than one rate applicable because of more than one type of income, the different rates shall be applied to the appropriate portions of such income). The Limited Partner shall cooperate to expeditiously determine the Tax Amount.

         (e) Following determination of the purchase price, the General Partner shall have 30 days thereafter to determine whether the General Partner will purchase the Interests of the Limited Partner and the Special Limited Partner at the purchase price so determined. The General Partner shall exercise such right by written notice to the Limited Partner and the Special Limited Partner within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

         (f) If the General Partner determines to proceed with the purchase, the purchase price shall be paid in cash, within 90 days following the giving of the notice required by Section 9.11(e) and, in addition, interest shall be paid on the purchase price from the date of the GP Notice, payable with the purchase price, and calculated at the rate of interest set forth in Section 6.3 hereof.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

     Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner,
 .005% to the General Partner and .005% to the Managing General Partner.

     Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a) As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances;

                  (2) second, an amount of Income sufficient to increase the Limited Partner's positive Capital Account balance to its Capital Contribution and to increase the Special Limited Partner's positive Capital Account balance to an amount equal to its Capital Contribution, shall be allocated to the Limited Partner and the Special Limited Partner, respectively;

                  (3) third, an amount of Income sufficient to increase the General Partner's positive Capital Account balance to an amount equal to its Capital Contribution; and

                  (4) the balance, if any, of such Income shall be allocated 30% to the Limited Partner, 35% to the Managing General Partner and 35% to the General Partner.

         (b) As to Losses:

                  (1) an amount of Losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) the balance of any such Losses shall be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner, .005% to the Managing General Partner and .005% to the General Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or .01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and .01%, respectively, of the items of Income and Project depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and .01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and .01%, respectively, of the Project depreciation.

     Section 10.3 Special Allocations. The following special allocations shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner,
 .005% to the Managing General Partner and .005% to the General Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

                  (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) To the extent the Partnership has taxable interest income with respect to deposits of Capital Contribution payments, such interest income shall be specially allocated to the General Partner.

         (j) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (k) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (l) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (m) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (n)  Interest deduction on the Partnership  indebtedness referred to in
Section 6.3 shall be allocated 100% to the General Partner.

     Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and 10.3(g)
hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i), 10.3(j), 10.3(k), 10.3(l), 10.3(m), 10.3(n)
and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

     Section 10.5 Other Allocation Rules.

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner,
 .005% to the Managing General Partner and .005% to the General Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner: 99.98%; Special Limited
Partner: .01%; Managing General Partner .005%; General Partner: .005%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     Section 10.6 Tax Allocations:  Code Section 704(c). In accordance with Code
Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.28(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.29(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

     Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

     Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

     Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a) to pay the current Reporting Fee and then to pay any accrued Reporting Fees which have not been paid in full from previous years;

         (b) to pay the Development Fee;

         (c) to pay the Operating Loans, if any, as referenced in Section 6.2(b) of this Agreement, from the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) and (b) of this Section 11.1;

         (d) to pay the Incentive Management Fee;

         (d) to pay the Tax Credit Compliance Fee; and

         (e) to the Limited Partner in an amount equal to 30% of the remaining Net Operating Income, to the Managing General Partner in an amount equal to 65% of the remaining Net Operating Income, and to the General Partner in an amount equal to 5% of the remaining Net Operating Income

     Section 11.2 Distribution of Sale or Refinancing Proceeds. Sale or Refinancing Proceeds shall be distributed in the following order:

         (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) to the establishment of any reserves which the General Partner shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership; and

         (d) thereafter, 30% to the Limited Partner, 35% to the Managing General Partner and 35% to the General Partner.

                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

     Section 12.1 Assignment of Interest. The Limited Partner and the Special Limited Partner shall not have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, except upon satisfaction of the following:

         (a) by a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which shall not be unreasonably withheld; and

         (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         (d) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to Usbank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Section 12.1(a) and (b) above.

         THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     Section  12.2  Effective  Date of  Transfer.  Any  assignment  of a Limited
Partner's  Interest or Special Limited  Partner's  Interest  pursuant to Section
12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

     Section 12.3 Invalid Assignment. Any purported assignment of an Interest of a Limited Partner or Special Limited Partner otherwise than in accordance with
Section 12.1 or Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

     Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month following the month which ends with the effective date of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

     Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner or Special Limited Partner, or Usbank or its successors, may become a Substitute Limited Partner or Substitute Special Limited Partner without the consent of the General Partner.

         (b) A nonadmitted transferee of a Limited Partner's Interest or Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner or substitute Special Limited Partner as a Substitute Limited Partner or substitute Special Limited Partner, as the case may be, in the place of its transferor should the General partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

     Section 13.1 Withdrawal of General Partner.

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner, and, to the extent required, of Mortgage lender, and the State Tax Credit Agency. Withdrawal shall be conditioned upon the agreement of the Special Limited

Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

     Section 13.2 Removal of General Partner.

         (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner is:

                  (1) subject to Bankruptcy in accordance with this Agreement;

                  (2) committing any fraud, willful misconduct, material breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

                  (3) convicted of, or entered into a plea of guilty to, a felony related to the purpose of this Agreement;

                  (4) making personal use of Partnership funds or properties;

                  (5) violating the terms of the Mortgage and such violation prompts Illinois Housing Development Authority, to issue a default letter or acceleration notice to the Partnership or General Partner and such violation has not been cured within 30 days of such letter or notice or the cure period under the appropriate Mortgage document if longer;

                  (6) failing to provide any loan, advance, Capital Contribution or any other payment to the Partnership required under this Agreement;

                  (7) failing to obtain the Consent of the Special Limited Partner prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained;

                  (8)  breaching  any  material   representation,   warranty  or
covenant contained in this Agreement, or failing to perform any other material action which may be required by this Agreement;

                  (9) violating any federal or state tax law which causes a recapture of LIHTC; or

                  (10) failing during any six-month period during the Compliance Period to cause at least 66% of the total apartment units in the Project to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

         (b) Written notice of the removal for cause of the General Partner shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. Such notice shall set forth the reasons for the removal, if any, and the date upon which the removal is to become effective.

         (c) Upon receipt of such notice of removal for cause, the General Partner shall cause an accounting to be prepared covering the transactions of the Partnership from the end of the previous fiscal year through the date of receipt of such notice, and thereafter it shall not sell or dispose of Partnership assets under any circumstances. The accounting shall be completed by the effective date of the removal and shall be in sufficient detail to accurately and fully reflect the earnings or losses for the period and the financial condition of the Partnership. If the General Partner fails to cause the accounting to be prepared within 30 days of receipt of the notice of removal for cause then the Limited Partner may cause the accounting to be prepared. The expenses of the accounting shall be borne by the General Partner.

     Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Project or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated.

         Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. Notwithstanding, the Withdrawing General Partner shall not be responsible for any obligations which may arise following the effective date of the Withdrawal, including without limitation any continuing guarantees for which the General Partner and any affiliates may be responsible.

         The following additional provisions shall apply in the event of a Withdrawal.

         (a)  In  the  event  of  a  Withdrawal  which  is  not  an  Involuntary
Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest unless such forfeiture creates an unreasonable financial benefit to the Partnership or Limited Partner. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of an  Involuntary  Withdrawal,  except as provided in
Section 13.3(b)(3) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

                  (1) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive any payment for its Interest, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (3) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

     Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section
13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 60-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

     Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

     Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall become interested in the Partnership, without the Consent of the Special Limited Partner which consent shall not be unreasonably withheld.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

     Section 14.1 Books and Accounts.

         (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

                  (4) copies of the original of this Agreement and all amendments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years; and

                  (6) the Partnership's books and records for at least the current and past three fiscal years.

                  (7) in regard to the first tenants to occupy the apartment units in the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

         (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Project at its own expense.

     Section 14.2 Accounting Reports.

         (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Project is located.

         (b) By March 1 of each calendar year the General Partner shall send to the Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Project occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

     Section 14.3 Other Reports. The General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports.

         (a) during construction, on a regular basis, but in no event less than once a month, a copy of the Inspecting Architect's report and other construction reports including, but not limited to, (1) the name of each person performing work on the Improvements or providing materials for the Improvements, the work performed or materials supplied by said person and the code number corresponding to the line item in the Construction Budget which the person will be paid, (2) an original AIA Document G702, or similar form acceptable to the Special Limited

Partner, (3) if not included in the Inspecting Architect's report or the AIA Document G702, a line item break-down of the Construction Budget (which shall include, description of work to be performed or materials to be supplied; total dollar amount of the work or materials; dollar amount of work previously completed and paid or materials supplied and paid; dollar amount of work or materials to be paid per the current disbursement request; dollar amount of materials stored; total dollar amount of work completed and stored as of the current disbursement date; percentage of completion; dollar amount of work or materials needed to complete the line item; and retainage), (4) a reconciliation of the sources and uses to determine that the Construction Budget is in balance and there are sufficient funds to complete the construction of the Improvements, and (5) copies of lien releases, or waivers, from the Contractor and all sub-contractors or material suppliers who were paid the previous month;

         (b) During the rent-up phase, and continuing until the end of the first six-month period during which the Project has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference.

         (c) A quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner.

         (d) By September 15 of each year, an estimate of LIHTC for that year.

         (e) If the Project receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, the General Partner will provide to the Limited Partner by December 31 of the year during which the reservation is received an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the General Partner shall provide to the Limited Partner an opinion of counsel that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies.

         (f) During the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code.

         (g) A quarterly report on operations, in the form attached hereto as Exhibit "H", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance.

         (h) By the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement.

         (i) By the payment date of the real estate property taxes each and every year verification that the same has been paid in full.

         (j) On or before March 15th of each calendar year, the General Partner's updated financial statement as of December 31 of the previous year.

         (k) On or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such budget shall contain an amount required for reserves in accordance with Article VIII and for the payment of real estate taxes, insurance, debt service and other payments. Such budget shall only be adopted with the Consent of the Special Limited Partner.

         (l) Notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Project or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.10 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

     Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2 after notice by the Limited Partner or Special Limited Partner, the General Partner, using its own funds, shall pay as damages the sum of $25 per day (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner does not fulfill its obligations under Section

14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100.00 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

     Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

     Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

     Section 14.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

     Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with notice to the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

     Section 14.9 Certificates and Elections.

         (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

     Section 15.1 Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Project and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of Mortgage lenders, to which the Partnership is subject.

     Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

     Section  15.3   Distributions   of  Assets.   Upon  a  dissolution  of  the
Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with Section 11.2, after taking into account all allocations under Article X hereof.

         (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (c) For the purposes of Section 15.3(b), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the Partnership's adjusted basis in such assets for book purposes. Section 15.3(b) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(b) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner with the Consent of the Special Limited Partner.

     Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Project shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

     Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the

Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in
Section 15.6.

     Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

         (a) Upon the dissolution of the Partnership, the Managing General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the Managing General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the Managing General Partner determines to include therein.

                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may be amended at any time by the Limited Partner. This Agreement may not be amended by the General Partner absent the Consent of the Special Limited Partner. Notwithstanding the foregoing, the Limited Partner will not initiate an amendment to the Partnership, no amendment shall change the Partnership to a general partnership; extend the term of the Partnership beyond the date provided for in this Agreement; modify the limited liability of the Limited Partner and the Special Limited Partner; allow the Limited Partner to take control of the Partnership's business within the meaning of the Act; reduce or defer the realization of any Partner's interest in allocations, Distributions, capital or compensation hereunder, or increase any Partner's obligations hereunder, without the consent of the Partner so affected; or change the provisions of this Article XVI.

                                  ARTICLE XVII

                                  MISCELLANEOUS


     Section 17.1 Voting Rights.

         (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, the Limited Partner may, without the concurrence of the General
Partner:

                  (1) approve or disapprove, but not initiate, the Sale or Refinancing of the Project;

                  (2) remove the General Partner and elect a substitute General Partner as provided in this Agreement;

                  (3) elect a successor General Partner upon the Withdrawal of the General Partner;

                  (4) approve or disapprove, but not initiate, the dissolution of the Partnership; or

                  (5) subject to the provisions of Article XVI hereof, amend this Agreement.

         (b) On any matter where the Limited Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

     Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

     Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

     To the Managing
     General Partner:             Elderly Living Development, Inc.
                                  400 Main Street, Suite 400
                                  Davenport, IA 52801

     To the General Partner:      Quad Cities Redevelopment Resources, Inc.
                                  4550 Kennedy Drive, Suite 2
                                  East Moline, Illinois 61244

     With a copy to:              Duane Morris, LLP
                                  227 West Monroe St., Suite 3400
                                  Chicago, IL 60606

     To the Limited Partner:      WNC Housing Tax Credit Fund VI, L.P., Series 7
                                  c/o WNC & Associates, Inc.
                                  3158 Redhill Ave., Suite 120
                                   Costa Mesa, CA 92626-3416

     To the Special
     Limited Partner:             WNC HOUSING, L.P.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA 92626-3416

     Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

     Section 17.5 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

     Section 17.6 Amendment of Certificate of Limited Partnership.

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

                  (1) A change in the name of the Partnership.

                  (2) A change in the street address of the Partnership's principal executive office.

                  (3) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (4) The admission of a General Partner and that Partner's address.

                  (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

     Section 17.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

     Section 17.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

     Section 17.9 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     Section 17.10 Tax Matters Partners. All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership.

         (a) The Tax Matters Partner shall furnish to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

         (b) The Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

         (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

         (d) The Partners consent and agree that in connection with any audit of Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         (e) Nothing herein shall be construed as a waiver by the Limited Partner of any of its rights under Chapter 631 of the Code. The General Partner shall not enter into any settlement agreement purporting to bind the Limited Partner without the Limited Partner's consent.

     Section 17.11 Expiration of Compliance Period.

         (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.11), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to
Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Project who will continue to operate the Project as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Project pursuant to such offer.

         (b) A sale of the Project prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Project post the required bond on behalf of the Partnership.

     Section 17.12 Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     Section 17.13 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

     Section 17.14 Governing Law. This Agreement and its application shall be governed by the laws of the State.

     Section 17.15 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

     Section 17.16 Receipt of Correspondence. The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner a copy of any correspondence relative to the Project's noncompliance with the Mortgage, relative to the acceleration of the Mortgage and/or relative to the disposition of the Project.

     Section 17.17 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in all funds distributable to said Partner to the extent of the amount of such obligation.




              Remaining of this page was intentionally left blank.

         IN WITNESS WHEREOF, this Agreement of Limited Partnership of Lake Village Apartments, L.P., an Illinois limited partnership, is made and entered into as of the 18th day of December, 2000.


                           MANAGING GENERAL PARTNER

                           Elderly Living Development, Inc.

                           By:      /s/ MARGARET MCCHURCH
                                    Margaret McChurch
                                    President

                           GENERAL PARTNER

                           Quad Cities Redevelopment Resources, Inc.,

                           By:      /s/ PAUL K. ELGATIAN
                                    Name: Paul K. Elgatian
                                    Title: President


                           LIMITED PARTNER

                           WNC Housing Tax Credit Fund VI, L.P., Series 7

                           By:      WNC & Associates, Inc.,
                                    General Partner

                                    By:     /s/ DAVID N. SHAFER
                                            David N. Shafer,
                                            Executive Vice President


                           WITHDRAWING ORIGINAL LIMITED PARTNER

                           Elderly Living Development, Inc.

                           By:      /s/ MARGARET MCCHURCH
                                    Margaret McChurch,
                                    President




Signatures continued on next page...

                           SPECIAL LIMITED PARTNER

                           WNC HOUSING, L.P.

                           By:      WNC & Associates, Inc.,
                                    General Partner

                                    By:     /s/ DAVID N. SHAFER
                                            David N. Shafer,
                                            Executive Vice President

                       EXHIBIT A TO PARTNERSHIP AGREEMENT

                                LEGAL DESCRIPTION

A TRACT OF LAND LOCATED IN A PARTY OF THE SOUTHEAST QUARTER (SE-1/4) OF SECTION TWENTY-SEVEN (27), TOWNSHIP 15 NORTH, RANGE 5 EAST OF THE 4TH P.M., HENRY COUNTY, ILLINOIS. MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS AND BEARINGS ARE FOR THE PURPOSE OF DESCRIPTION ONLY: COMMENCING AT AN IRON ROD AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER (SE-1/4) OF SAID SECTION TWENTY-SEVEN (27); THENCE S 89(Degree) 24'00" W, ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER (SE-1/4 ) OF SAID SECTION TWENTY-SEVEN (27), A DISTANCE OF
413.70 FEET TO THE SOUTHEAST CORNER OF CANDLELIGHT PARK SUBDIVISION AND THE PLACE OF BEGINNING; THENCE CONTINUING S 89(Degree) 24'00" W, ALONG THE SOUTHE LINE OF THE SOUTHEAST QUARTER (SE-1/4) OF SAID SECTION TWENTY-SEVEN (27), A DISTANCE OF 557.00 FEET TO THE SOUTHEAST CORNER OF KEWANEE LAND TRUST #101 SUBDIVISION #1; THENCE N 00(Degree) 11' 00" E, ALONG THE EAST LINE OF SAID SUBDIVISION AND SAID EAST LINE EXTENDED 550.00 FEET; THENCE N 89(Degree) 24"00' E 150.00 FEET; THENCE S 00(Degree) 11'00" W, 200.00 FEET; THENCE S 55(Degree) 58'03" E, 193.50 FEET; THENCE N 89(Degree) 24'00" EAST, 246.00 FEET TO THE
NORTHERLY EXTENSION OF THE WEST LINE OF SAID CANDLELIGHT PARK SUBDIVISION; THENCE S 00(Degree) 07'00" W, ALONG SAID NORTHERLY EXTENSION AND CONTINUING ALONG THE WEST LINE OF SAID CANDLELIGHT PARK SUBDIVISION, 240.02 FEET TO THE PLACE OF BEGINNING AND CONTAINING 4.338 ACRES, MORE OR LESS. SUBJECT TO RIGHT-OF-WAY OF A PUBLIC ROAD ALONG THE SOUTH SIDE OF THE ABOVE DESCRIBED TRACT AND ALSO SUBJECT TO ALL EASEMENTS OF RECORD.

                       EXHIBIT B TO PARTNERSHIP AGREEMENT

                              FORM OF LEGAL OPINION



WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

RE:      Lake Village Apartments, L.P.

Ladies and Gentlemen:

         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership (the "Limited Partner") in Lake Village Apartments, L.P. (the "Partnership"), an Illinois limited partnership formed to own, develop, (construct/-rehabilitate) finance and operate an apartment complex for low-income persons (the "Apartment Complex") in Kewanee, Henry County,
Illinois. The general partner(s) of the Partnership (is/are) Elderly Living Development, Inc. (the "Managing General Partner") and Quad Cities Redevelopment Resources, Inc. (the "General Partner").

         In rendering the opinions stated below, we have examined and relied upon the following:

         (i)     [Certificate of Limited Partnership];

         (ii)    [Agreement of Limited Partnership] (the "Partnership
                 Agreement");

         (iii) A preliminary reservation letter from [State Allocating Agency] (the "State Agency") dated _________, 200___ conditionally awarding $_______________ in Federal tax credits annually for each of ten years and $_______________ in Illinois tax credits annually for each of four years for the Apartment Complex; and

         (iv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.

WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
_______________, 200__
Page 2



Based on the foregoing we are of the opinion that:

         (a)  ________________________,  one  of  the  General  Partners,  is  a
[corporation/partnership] duly formed and validly existing under the laws of the State of _____________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement. _____________________, one of the other General Partners, is a [corporation/partnership] duly formed and validly existing under the laws of the State of __________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement.

         (b) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Illinois.

         (c) The Partnership is validly existing under and subject to the laws of IL with full power and authority to own, develop, [construct/rehabilitate], finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

         (d) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and, having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

         (e) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s) or the Partnership is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership or any General Partner which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

         (g) The Limited Partner and the Special Limited Partner have been admitted to the Partnership as limited partners of the Partnership under __________ law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership Agreement, no

WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
_______________, 200__
Page 3


person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

         (h) Liability of the Limited Partner for obligations of the Partnership is limited to the amount of the Limited Partner's capital contributions required by the Partnership Agreement.

         (i) Neither the General Partner(s) of the Partnership nor the Limited Partner nor the Special Limited Partner will have any liability for the Mortgage represented thereby (as those terms are defined in the Partnership Agreement, and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

         (j) The Partnership owns a fee simple interest in the Apartment
Complex.

         (k) To the best of our actual knowledge and belief, after due inquiry, the Partnership has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, [construction/rehabilitation] and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

         (l) The Apartment Complex has obtained a preliminary reservation of low income housing tax credits ("LIHTC") from the State Agency. The final allocation of the LIHTC and ultimately eligibility of the Apartment Complex for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Complex will qualify for LIHTC.

         All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We

WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
_______________, 200__
Page 4


have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

         We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner and its legal counsel which will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

Sincerely,




--------------------

                       EXHIBIT C TO PARTNERSHIP AGREEMENT

                           CERTIFICATION AND AGREEMENT


         CERTIFICATION AND AGREEMENT made as of the date written below by Lake Village Apartments, L.P., an Illinois limited partnership (the "Partnership"); Elderly Living Development, Inc. (the "Managing General Partner") and Quad Cities Redevelopment Resources, Inc., (the "General Partner"), for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership (the "Investment Partnership"), and WNC & Associates, Inc. ("WNC").

         WHEREAS, the Partnership proposes to admit the Investment Partnership as a limited partner thereof pursuant to an Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership and the General Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

     1. Representations, Warranties and Covenants of the Partnership and the General Partner

         The   Partnership   and  the  General  Partner  jointly  and  severally
represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

                  1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Partnership and the General Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership and the General Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership and the General Partner, enforceable against each of them in accordance with its terms.

                  1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

                  1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

                  1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

                  1.5 All conditions to admission of the Investment  Partnership
as  the  investment  limited  partner  of  the  Partnership   contained  in  the
Partnership Agreement have been satisfied.

                  1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

                  1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

                  1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

                  1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

                  1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

                  1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

                  1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

                  1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

     2. Miscellaneous

                  2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

                  2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

                  2.3   Capitalized   terms   used  but  not   defined  in  this
Certification Agreement shall have the meanings given to them in the Partnership Agreement.

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the day of ____________, 2000.

PARTNERSHIP

Lake Village Apartments, L.P.

By:      Elderly Living Development, Inc.
         Managing General Partner

         By:      ____________________________
                  Margaret McChurch
                  President

MANAGING GENERAL PARTNER

Elderly Living Development, Inc.

By:      ____________________________
         Margaret McChurch
         President

                     EXHIBIT D TO THE PARTNERSHIP AGREEMENT

           MANAGING GENERAL PARTNER AND GENERAL PARTNER CERTIFICATION

          This Managing General Partner and General Partner Certification is being issued to WNC Housing Tax Credit Fund VI, L.P., Series 7 ("Limited Partner") by Elderly Living Development, Inc. (the "Managing General Partner(s)") and Quad Cities Redevelopment Resources, Inc., (the "General Partner") of Lake Village Apartments, L.P., an Illinois limited partnership ("Partnership") in accordance with Section 7.2 of the Agreement of Limited Partnership of the Partnership ("Partnership Agreement").

         Capitalized terms used but not defined in this Managing General Partner and General Partner Certification shall have the meanings given to them in the Partnership Agreement.

         WHEREAS, the  Limited   Partner   is   scheduled   to  make  a  Capital
Contribution to the Partnership;

         WHEREAS, the Partnership Agreement requires the Managing General Partner and General Partner to issue this Certification prior to the Limited Partner's payment; and

         WHEREAS, the Limited Partner shall rely on this Certification in evaluating the continued merits of its investment in the Partnership;

         NOW, THEREFORE, to induce the Limited Partner to make its scheduled Capital Contribution to the Partnership, the Managing General Partner and the
General Partner represents and warrants to the Limited Partner that the following are true and correct as of the date written below.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the Managing General Partner nor the General Partner is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed from time to time with the approval of Mortgage lender, and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

         (f) No Partner has or will have any personal liability with respect to, or has or will have personally guaranteed the payment of, the Mortgage.

         (g) The Partnership is in compliance with all construction and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

         (i) The Partnership has obtained Insurance written by an Insurance Company.

         (j) The Partnership owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (l) The Partnership will require the Accountant to depreciate the Improvements in accordance with Exhibit "I".

         (m) To the best of the Managing General Partner's and General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The Managing General Partner and General Partner covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the project. The Managing General Partner and the General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The Managing General Partner and the General Partner must promptly notify the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor, (4) if the Managing General Partner and the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership, Managing General Partner or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The Managing General Partner and the General Partner have not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of the Partnership Agreement.

         (o) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) No charges or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or are noted or excepted in the title policy for the Project.

         (q) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance the Code, the Project will satisfy the Minimum Set-Aside Test.

         (r) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (s) The Managing General Partner and the General Partner have not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and the Partnership has no unsatisfied obligation to make any payments of any kind to the Managing General Partner and to the General Partner or any Affiliate thereof, except as provided on Schedule One attached hereto and incorporated herein by this reference.

         (t) No event has occurred which constitutes a material default under any of the Project Documents.

         (u) No event has occurred which has caused, and the Managing General Partner and the General Partner have not acted in any manner which will cause
(1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the Managing General Partner and the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the Managing General Partner and the General Partner are otherwise authorized under this Agreement and; provided further, however, the Managing General Partner and the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (v) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; (2) materially or adversely affected the ability of the Managing General Partner and the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the Managing General Partner, the General Partner, Affiliates of the Managing General Partner and the General Partner or the Project only insofar as they or any of them are part of the general public.

         (w) Neither the Partnership nor the Managing General Partner nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (x) The Managing General Partner and the General Partner collectively have and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         IN WITNESS WHEREOF, the undersigned have set their hands to this Managing General Partner and General Partner Certification this ___ day of _________________, 2000.

Elderly Living Development, Inc.
Managing General Partner


By:      ____________________________
         Margaret McChurch
         President

                       EXHIBIT E TO PARTNERSHIP AGREEMENT

                         FORM OF COMPLETION CERTIFICATE

            (to be used when construction [rehabilitation] completed)


                             COMPLETION CERTIFICATE


The undersigned, an architect duly licensed and registered in the State of Illinois, has prepared final working plans and detailed specifications for Lake Village Apartments, L.P., an Illinois limited partnership (the "Partnership"), between WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership ("Limited Partner") and the Partnership in connection with the construction [rehabilitation] of improvements on certain real property located in Kewanee, Henry County, Illinois (the "Improvements").

The undersigned hereby certifies (i) that the Improvements have been completed in accordance with the aforesaid plans and specifications, (ii) that a permanent certificate of occupancy and all other permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that all contractors, subcontractors and workmen who worked on the Improvements have been paid in full except for normal retainages and amounts in dispute.


-----------------------------------
Project Architect

Date:  ____________________________


Confirmed by:


-----------------------------------
Managing General Partner

Date:  ____________________________

                          EXHIBIT F TO THE PARTNERSHIP

                           [ACCOUNTANT'S CERTIFICATE]
                            [Accountant's Letterhead]



_______________, 2000


WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
3158 Redhill Ave., Suite 120
Costa Mesa, California 92626

RE:  Partnership
     Certification as to Amount
     of Eligible Tax Credit Base

Gentlemen:

In connection with the acquisition by WNC Housing Tax Credit Fund VI, L.P., Series 7 (the "Limited Partner") of a limited partnership interest in Lake Village Apartments, L.P., an Illinois limited partnership (the "Partnership") which owns a certain parcel of land located in Kewanee, Henry County, Illinois and improvements thereon (the "Project"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Project under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $_______________, which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Project of $________________, a qualified basis (as defined in Section 42(c) of the Code) of the Project of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of _____%.

Sincerely,


-------------------------

                     EXHIBIT G TO THE PARTNERSHIP AGREEMENT

                           [CONTRACTOR'S CERTIFICATE]
                            [Contractor's Letterhead]

_______________, 2000

WNC Housing Tax Credit Fund VI, L.P., Series 7
c/o WNC & Associates, Inc.
3158 Redhill Avenue
Suite 120
Costa Mesa, California 92626

Re: Lake Village Apartments, L.P.

Dear Ladies and Gentlemen:

The undersigned, Twin Rivers Construction, (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as __________________ located in Kewanee, Henry County, Illinois (hereinafter known as the "Project").

Contractor makes the following representations and warranties regarding Work at the Project.

o Work on said Project has been performed and completed in accordance with the plans and specifications for the Project.

o Contractor acknowledges that all amounts owed pursuant to the contract for Work performed for Lake Village Apartments, L.P. is paid in full.

o Contractor acknowledges that Lake Village Apartments, L.P. is not in violation with terms and conditions of the contractual documents related to the Project.

o Contractor warrants that all parties who have supplied Work for improvement of the Project have been paid in full.

o Contractor acknowledges the contract to be paid in full and releases any lien or right to lien against the above property.

The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.


                         Twin Rivers Construction

                         By:_________________________________________

                         Title:________________________________________

                          EXHIBIT H TO THE PARTNERSHIP
                              REPORT OF OPERATIONS
                 QUARTER ENDED:____________________________,200X

-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
                                            -----------------------------------
-------------------------------------       -----------------------------------
RESIDENT MANAGER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

------------------------------------       -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CONTACT:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                              OCCUPANCY INFORMATION

A. Number of Units_____ Number of RA Units_____ Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                  Remained the Same _____

C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.

                             OPERATIONAL INFORMATION

                Rent Schedule and Increases from Previous Quarter


                       Number     Monthly Rent         Rent Increases  Effective
                       of Units   Basic / Market    Amount    Percent    Date


1 Bedroom              ________   ______________    _________________  ________

2 Bedroom              ________   ______________    _________________  ________

3 Bedroom              ________   ______________    _________________  ________


                              PROPOSED MAINTENANCE


                                       Completed        Funded by
   Type                Description        or            Operations or    Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                              CONDITION OF PROPERTY

THE OVERALL APPEARANCE OF THE BUILDING(S) IS:

Excellent                  Good                     Fair                Bad


THE OVERALL APPEARANCE OF THE GROUNDS IS:

Excellent                  Good                     Fair                 Bad


EXTERIOR CONDITION (Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus      Deficit          Amount

       If deficit, General Partner funding?        Yes     No       Amount

       Mortgage Payments are:   On Schedule        Delinquent       Amount

       Are the taxes current?          Yes         No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes         No        Renewal Date
       (please provide copy of yearly renewal)

B.     Please note and explain any significant changes in the following:

       Administrative Expense   Increase        Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense      Increase    Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense        Increase          Decrease             Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense    Increase       Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total

Beginning Balance:

Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits
                          -----------       ----------       -------    -------
Authorized Disbursements:
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------

(1) Must agree with amount shown on the balance sheet.



Prepared By:                                                Date:
-------------------------------------------------------------------------------
Firm:                                                       Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report

                          INITIAL TENANT CERTIFICATIONS
                                 PARTNERSHIP NAME

Fund:            Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
Property Name:   [ ] 20/50 or [  ] 40/60 Election
Address:         Does the 51% average apply?
                 [  ] Y [  ] N
                 Deeper Set-Aside __% @ 50% AMI

County:
                                                    Management Company

[ ] Multi-Family                                    Contact Person:
[ ] Elderly

  24 Number of Units                                Phone #

     Number of Exempt
     Units
LIHTC Project#

-----------------------------------------------------------------------------
                                                                Gross   Move-In
Unit  First Time   Move-In  No. of                      No. in Income   Income
No.   Tenant Name  Date     Bdrms  Sq. Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

Tenant                                                            Tenant
Income       Income         Asset      Unit   Rent      Tenant    Utility
Qualified Verification  Verification   Rent   Subsidy   Payment   Allowance

-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME


Quarter Ending: Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
                [  ] 20/50 or [  ] 40/60 Election
                Does the 51% average apply? [  ] Y [  ] N
                Deeper Set-Aside : ( List Details)



County:    Allocation:                                 Management Company:

           Pre-1990 (Rent based on number of persons)  Contact Person:
           Elected to change No. Bedrm
           Post-1989 (Based on number of Bedroom)

[  ] Multi-Family  [  ] Elderly                         Phone No.

      Number of Units
      Number of Exempt Units                            Fax No.
                                                        Prepared by:

LIHTC Project#
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-In   No. Of   Inc.   Set-  No. In   Annual   Income
No.    Name      Date      Bdrms    Pct.  Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME
(CONTINUED)


Annual  Tenant                                   Less
Recert.  Income      Income     Assets   Unit    Rent     Tenant
Date   Qualified   Verified   Verified   Rent  Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       Tenant Tax Credit Compliance Audit
                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Initial  _________        Annual________
  Check Box for Type of Certification         Management Company
                                                 This Section For WNC Use Only
Check Documents Being Sent
                                                          Received.  Reviewed
___Internal Checklist or worksheet
___Initial - Rental Application/Rental Agreement
___Initial - Questionnaire of Income/Assets
___Recertification - Questionnaire of Income/Assets
___Recertification - Addendum to Lease
___Employment Verification
___Employment Termination Verification
___Military  Verification
___Verification of Welfare Benefits
___Verification of Social Security Benefits
___Verification of Disability Benefits
___Unemployment Verification
___Verification of Unemployment Compensation
___Verification Worksmen Compensation
___Retirement/Annuities Verification
___Verification of Veterans Pension
___Verification of Child Support
___Verification of Alimony Support
___Disposed of Assets Last 2 yrs.
___Real Estate
___Investment
___Assets Verifications (savings, stocks etc.)
___Trusts/with Current Tax Return
___Lump Sum Settlements
___Notarized Affidavit of Support
___Certification of Handicap
___Notarized Self-Employed-Tax Return
___Notarized statement of no income
___Tenant Certification
------------------------------------------------------------------------------
                          This Section For WNC Use Only

         YES  NO
                     Are all required forms completed?
                     Are all required forms dated?
                     Did the Manager and Tenant sign all documents?
                     Third party verification of income completed?
                     Third party verification of assets completed?
                     Are verifications completed for all members 18 yrs. and over?
                     Did all the members of the household 18 yrs. and over sign all documents?
                     Is lease completed with a minimum of six months/ SRO monthly?
                     Addendum completed?
                     Tenant Certification completed?
                     Are all members of the household full-time students?
                     Is utility allowance correct?
                     Is correct income limit being used?
                     Is correct rent limit being used?

                       For tenants with no income

                     Was notarized statement of no income obtained with tax return?
                     or Were all sources verified (AFDC, Unemployment,
                        Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

     As General Partner of Lake Village Apartments, L.P., I hereby certify as to the following:

     1. Lake Village Apartments, L.P. owns a 50 unit project ("Project") in Kewanee, Henry County, Illinois.

     2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

     3. The Project satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

     4. Each unit within the Project is rent restricted as defined in Section 42(g)(2)of the Code.

     5. Each unit in the Project is available for use by the general public and not for use on a transient basis.

     6. Each building in the Project is suitable for occupancy in accordance with local health, safety, and building codes.

     7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d)of the Code, of any building within the Project.

     8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Project.

     9. During the preceding calendar year when a unit in the Project became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

     10. If the income of a tenant in a unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE PROJECT. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

     I declare under penalty of perjury under the law of the State of Illinois that the foregoing is true and correct.


     Executed this ----- day of ---------at -------------, -----------------.



------------------------------------

                      Calculation of Debt Service Coverage


                                      Month 1        Month 2       Month 3
                                    ------------   ------------  ------------

           INCOME

  Gross Potential Rent
  Other Income
  Vacancy     Loss
                                    ------------   ------------  ------------
  Adjusted Gross Income
                                    ------------   ------------  ------------

          OPERATING EXPENSES

  Utilities
  Maintenance
  Management Fee
  Administration
  Insurance
  Real Estate Taxes
  Other Expenses
                                    ------------   ------------  ------------
  Total Operating Expenses
                                    ------------   ------------  ------------

  Net Operating Income (1)
  Accrual adjustments for:
              R/E Taxes
              Insurance
              Tax/ Accounting
              Other
  Replacement Reserves

                                    ------------   ------------  ------------
  Income for DSC Calculation
                                    ============   ============  ============

                                    ------------   ------------  ------------
  Stabilized Debt Service
                                    ------------   ------------  ------------

                                    ------------   ------------  ------------
  Debt Service Coverage (2)
                                    ------------   ------------  ------------

Please submit this form along with the following supporting documentation:

Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls)
Operating Budget
Copies of bank statements.

(1)  This  number should reconcile easily with the  monthly financial statements

(2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.15 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.

                            DEVELOPMENT FEE AGREEMENT


         This DEVELOPMENT FEE AGREEMENT ("Agreement"), is entered into as of the date written below by and between Elderly Living Development, Inc. ("Developer") and Lake Village Apartments, L.P., an Illinois limited partnership ("Owner"). Developer and Owner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired the real property located in Kewanee, Henry County, Illinois, as more particularly described in Exhibit A attached hereto and incorporated herein (the "Real Property").

         B. Owner intends to develop on the Real Property a unit low-income rental housing complex and other related improvements, which is intended to qualify for federal low-income housing tax credits (the "Project").

         C. Prior to the date of this Agreement Developer has performed substantial development services with respect to the Project as specified in
Section 2.3 of this Agreement. Developer has also agreed to oversee the development of the Project until all construction work is completed and to provide certain services relating thereto. The Parties recognize and acknowledge that the Developer is, and has been, an independent contractor in all services rendered to, and to be rendered to, the Owner pursuant to this Development Fee Agreement.

         D. Owner desires to commit its existing development agreement with Developer into writing through this Development Fee Agreement for Developer's services to manage, oversee, and complete development of the Project. Developer desires to commit its existing development agreement with Owner into writing through this Development Fee Agreement and Developer is willing to assign all development rights to the Project to Owner, to undertake performance of such development services, and to fulfill all obligations of the Developer set forth in this Agreement, in consideration of Owner's restated promise to pay to Developer the fee specified in this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

                                    SECTION I
                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, when capitalized, have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Construction Documents" means the contract documents between the Owner and the Construction Lender pertaining to construction of the Project.

         "Construction Lender" means Illinois Housing Development Authority, which has committed to make a loan to finance construction of the Project.

         "Construction Loan" means the loan to finance construction of the Project, made to Owner by the Construction Lender.

         "Contractor" means Twin Rivers Construction.

         "Department" means the Illinois agency responsible for the reservation and allocation of Tax Credits.

         "Development Fee" means the fee for development  services  described in
Section 2 of this Agreement.

         "Partnership Agreement" shall mean the Agreement of Limited Partnership of Lake Village Apartments, L.P., an Illinois limited partnership, which Partnership Agreement is incorporated herein by this reference. Any terms capitalized but not defined herein shall have the meaning ascribed in the Partnership Agreement.

         "Tax Credits" means the low-income housing tax credits found in Section 42 of the Code, and all rules, regulations, rulings, notices and other promulgations thereunder.

                                    SECTION 2
                     ENGAGEMENT OF DEVELOPER; FEE; SERVICES

         2.1 Engagement; Term. Owner hereby confirms the engagement of Developer to act as developer of the Project, and to perform the various covenants and obligations of the Developer under this Agreement. Developer hereby confirms and accepts such engagement and agrees to perform fully and timely each and every one of its obligations under this Agreement. The term of such engagement shall commence on the date hereof and subject to the pre-payment provisions of Section 3 shall expire on December 31, 2009.

         2.2 Development Fee. In consideration of Developer's prior activities and Developer's agreement to provide development services during the term of this Agreement, Owner agrees to pay the Developer a Development Fee in the amount of $513,418. The Development Fee shall be payable in accordance with
Section 3 of this Agreement.

         2.3      Development Services.

         (a) Prior Services. Owner acknowledges that Developer has, prior to the date hereof, performed substantial development services relating to the Project. Such services (the "Prior Services") have included the following.

               (1) Services Rendered Prior to December 31, 2000.

                    (A) Developer has negotiated and conferred with the Contractor and recommended to the Owner to enter into a construction contract with the Contractor for the building of the Apartment Housing.

                    (B) Developer  has:  estimated  the cost of  construction;
determined   the   construction   period;   prepared  a   monthly-estimated
construction chart reflecting the construction services required each month; and prepared a preliminary construction budget.

                    (C) Developer has reviewed the plans and specifications for compliance with design criteria and construction contracts.

                    (D) Developer has negotiated and conferred with public authorities relating to traffic control, flood control and other matters affecting the development of the Apartment Housing.

                    (E) Developer has negotiated, conferred with an architect and recommended to the Owner to execute an architectural contract for the planning and design of the Apartment Housing.

                    (F) Developer has placed its own capital at risk in anticipation of the Apartment Housing being constructed, leased and Tax Credits awarded.

     (2) Other Prior Services.

                   (A) Developer has created, refined and analyzed the financial projections for the Apartment Housing.

                   (B) Developer has negotiated, conferred, and worked with the Apartment Housing architects, engineers and Contractor with regard to preparation, refinement, and finalization of the plans and specifications for the Apartment Housing, and projected construction schedules and costs.

                   (C)  Developer  has   negotiated   and  conferred   with  the
Construction Lender to obtain the Construction Loan.

                  (D) Developer has negotiated and conferred with an insurance carrier to provide a builder's risk policy during construction.

     (b) Future Services. Developer hereby agrees to perform the following development services for and as an agent of Owner.

                  (1) Construction and Development Matters. Developer shall oversee construction of the Project on Owner's behalf, as provided in this
Section 2.3(b)(1). Owner shall allow Developer full access to the Project during the construction period. Developer and Developer's agents shall perform their work in a manner that minimizes interference with the management and operation of the Project.

                         (A)  Developer  shall exert its best efforts to ensure
that the Contractor performs its obligations under the Construction Documents in a diligent and timely manner.

                         (B) Developer  shall  participate in and provide
assistance with regard to pre-construction conferences and pre-construction documents, including drawings, specifications, contracts, and schedules.

                         (C)   Developer   shall  review  all   Construction
Documents, identify construction issues and participate in the resolution of such issues.

                         (D) Developer shall attend  construction  progress
meetings at the Project site to monitor construction progress and advise Owner and the Contractor with respect to the resolution of construction issues.

                         (E) Developer shall review the Contractor's monthly pay
applications.

                         (F) Developer shall monitor the  Contractor's  progress
with respect to the approved Project schedule and keep the Owner informed of all pertinent Project issues and construction progress.

                         (G) Developer  shall advise Owner with respect to
relations with engineers, architects, and other construction professionals.

                         (H)  Developer  shall be  available  for  immediate
response in critical situations arising during the construction of the Project.

                         (I) Developer shall coordinate  relations with the City
of Carbon Cliff and other governmental authorities having jurisdiction over development of the Project.

         (c) Assignment of Development Rights. Developer hereby assigns to Owner all rights to the development of the Project, including but not limited to, all tangible and intangible rights arising with respect to the name Lake Village Apartments, L.P., the design of the Project, the plans and specifications for the Project and all rights arising under the agreements with Project architects, engineers and other Project design and construction professionals.

                                    SECTION 3
                            DEVELOPMENT FEE PAYMENTS

The Development Fee shall be paid to the Developer from Capital Contribution payments received by the Owner in accordance with Section 9.2(b) of the Partnership Agreement. If the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the balance of the Development Fee shall be paid from available Net Operating Income in accordance with the terms of Section 11.1 of the Partnership Agreement, but in no event later than December 21, 2009. Also, if the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the unpaid portion shall accrue interest at a rate equal to the 5-year Treasury money rate in effect as of the date of the last Capital Contribution payment referenced in
Section 7.2(b) of this Agreement.

                                    SECTION 4
                                   TERMINATION

         Neither Party to this Agreement shall have the right to terminate this Agreement prior to the expiration of the term without cause. Owner may terminate this Agreement without further liability, for cause, which shall mean any one of the following:

         (a) a material breach by Developer of its obligations under this Agreement that is not cured within thirty (30) days after notice thereof (or, as to any non-monetary obligations that is not reasonably capable of cure within 30 days, and provided that cure is commenced within 10 days of notice and diligently pursued thereafter to completion, within such time as may reasonably be necessary to complete such cure);

         (b) a fraudulent or intentionally incorrect report by Developer to Owner with respect to the Project; or

         (c) any intentional misconduct or gross negligence by Developer with respect to its duties under this Contract.

         Upon proper  termination  of this  Agreement by Owner  pursuant to this
Section 4, all rights of Developer to receive unearned Development Fees pursuant to this Agreement with respect to services not yet performed shall terminate. Developer shall receive the full Development Fee for Prior Services and shall receive a portion of the Development Fee for Future Services based on the percentage of Completion of Construction of the Project at the time of termination. Nothing in this Section 4 shall be deemed to prevent Owner from bringing an action against Developer to recover fully all damages resulting from any of the causes set forth in paragraphs (a), (b) or (c) above, or to prevent Owner from contending in any action or proceeding that the Future Services were not earned by Developer.

                                    SECTION 5
                               GENERAL PROVISIONS

         5.1 Notices. Notices required or permitted to be given under this Agreement shall be in writing sent by registered or certified mail, postage prepaid, return receipt requested, to the Parties at the following addresses, or such other address as is designated in writing by the Party, the date of registry thereof, or the date of certification receipt therefor being deemed the date of such notice; provided, however, that any written communication containing such information sent to a Party actually received by a Party shall constitute notice for all purposes of this Agreement.

If to Developer:          Elderly Living Development, Inc.
                          400 Main Street, Suite 400
                          Davenport, Iowa 52801

If to Owner:              Lake Village Apartments, L.P.
                          400 Main Street, Suite 400
                          Davenport, Iowa 52801

         5.2  Interpretation.

         (a) Headings. The section headings in this Agreement are included for convenience only; they do not give full notice of the terms of any portion of this Agreement and are not relevant to the interpretation of any provision of this Agreement.

         (b) Relationship of the Parties. Neither Party hereto shall be deemed an agent, partner, joint venturer, or related entity of the other by reason of this Agreement and as such neither Party may enter into contracts or agreements which bind the other Party.

         (c) Governing Law. The Parties intend that this Agreement shall be governed by and construed in accordance with the laws of the state of IL applicable to contracts made and wholly performed within IL by persons domiciled in IL.

         (d) Severability. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

         5.3 Integration; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained herein. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, among the Parties relating to the subject matter hereof. This Agreement may not be amended except in writing.

         5.4 Attorney' Fees. If any suit or action arising out of or related to this Agreement is brought by any Party to any such document, the prevailing Party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees and costs of experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such Party in such suit or action, including without limitation to any post-trial or appellate proceeding.

         5.5 Binding Effect. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors, heirs, and permitted assigns.

         5.6 Assignment. Neither Party may assign this Agreement without the consent of the other Party. No assignment shall relieve any Party of liability under this Agreement unless agreed in writing to the contrary.

         5.7  Third-Party  Beneficiary  Rights.  No  person  not a Party to this
Agreement is an intended beneficiary of this Agreement, and no person not a Party to this Agreement shall have any right to enforce any term of this Agreement.

         5.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

         5.9 Further Assurances. Each Party agrees, at the request of the other Party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers or rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Development Fee Agreement to be executed as of ___________________, 2000.


DEVELOPER:          Elderly Living Development, Inc.

                    By:     ____________________________
                            Margaret McChurch
                            President

OWNER:             Lake Village Apartments, L.P.

                    By:     Elderly Living Development, Inc.,
                            Managing General Partner

                            By:      ____________________________
                                     Margaret McChurch
                                     President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


A TRACT OF LAND LOCATED IN A PARTY OF THE SOUTHEAST QUARTER (SE-1/4) OF SECTION TWENTY-SEVEN (27), TOWNSHIP 15 NORTH, RANGE 5 EAST OF THE 4TH P.M., HENRY COUNTY, ILLINOIS. MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS AND BEARINGS ARE FOR THE PURPOSE OF DESCRIPTION ONLY:
COMMENCING AT AN IRON ROD AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER (SE-1/4) OF SAID SECTION TWENTY-SEVEN (27); THENCE S 89(Degree) 24'00" W, ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER (SE-1/4 ) OF SAID SECTION TWENTY-SEVEN
(27), A DISTANCE OF 413.70 FEET TO THE SOUTHEAST CORNER OF CANDLELIGHT PARK SUBDIVISION AND THE PLACE OF BEGINNING; THENCE CONTINUING S 89(Degree) 24'00" W, ALONG THE SOUTHE LINE OF THE SOUTHEAST QUARTER (SE-1/4) OF SAID SECTION TWENTY-SEVEN (27), A DISTANCE OF 557.00 FEET TO THE SOUTHEAST CORNER OF KEWANEE LAND TRUST #101 SUBDIVISION #1; THENCE N 00(Degree) 11' 00" E, ALONG THE EAST LINE OF SAID SUBDIVISION AND SAID EAST LINE EXTENDED 550.00 FEET; THENCE N 89(Degree) 24"00' E 150.00 FEET; THENCE S 00(Degree) 11'00" W, 200.00 FEET;
THENCE S  55(Degree)  58'03" E, 193.50 FEET;  THENCE N  89(Degree)  24'00" EAST,
246.00 FEET TO THE NORTHERLY EXTENSION OF THE WEST LINE OF SAID CANDLELIGHT PARK SUBDIVISION; THENCE S 00(Degree) 07'00" W, ALONG SAID NORTHERLY EXTENSION AND CONTINUING ALONG THE WEST LINE OF SAID CANDLELIGHT PARK SUBDIVISION, 240.02 FEET TO THE PLACE OF BEGINNING AND CONTAINING 4.338 ACRES, MORE OR LESS. SUBJECT TO RIGHT-OF-WAY OF A PUBLIC ROAD ALONG THE SOUTH SIDE OF THE ABOVE DESCRIBED TRACT AND ALSO SUBJECT TO ALL EASEMENTS OF RECORD.










                                       A

                               GUARANTY AGREEMENT


         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreement of Elderly Living Development Inc. (the "Developer") to permit deferral of the $513,418 due from Lake Village Apartments, L.P. an Illinois limited partnership ("Debtor") to the Developer, the undersigned Guarantor(s), hereby unconditionally guaranty the full and prompt payment when due, whether by acceleration or otherwise of that certain Developer Fee from Debtor to the Developer, evidenced by the Development Fee Agreement dated the even date herewith, and incorporated herein by this reference. The foregoing described debt is referred to hereinafter as the "Liabilities" or "Liability."

         The undersigned further agree to pay all expenses paid or incurred by the Developer in endeavoring to collect the Liabilities, or any part thereof, and in enforcing the Liabilities or this Guaranty Agreement (including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law). The undersigned hereby represent and warrant that the extension of credit or other financial accommodations by the Developer to Debtor will be to the interest and advantage of the undersigned, and acknowledge that this Guaranty Agreement is a substantial inducement to the Developer to extend credit to Debtor and that the Developer would not otherwise extend credit to Debtor.

         The Developer may, from time to time, without notice to or consent of the undersigned, (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period) or alter any of the Liabilities, (d) release or compromise any Liability of the undersigned hereunder or any Liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release, compromise or subordinate its title or security interest, or any part thereof, if any, in all or any property now or hereafter securing any of the Liabilities or any obligation hereunder, and permit any substitution or exchange for any such property, and (f) resort to the undersigned for payment of any of the Liabilities, whether or not the Developer shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have preceded against any other party primarily or secondarily liable on any of the Liabilities.

         The undersigned hereby expressly waive: (a) notice of the existence or creation of all or any of the Liabilities, (b) notice of any amendment or modification of any of the instruments or documents evidencing or securing the Liabilities, (c) presentment, demand, notice of dishonor and protest, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing, and (e) the right to require the Developer to proceed against Debtor on any of the Liabilities.

         In the event any payment of Debtor to the Developer is held to constitute a preference under the bankruptcy laws, or if for any other reason the Developer is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to the Developer shall not constitute a release of Guarantor from any Liability hereunder, but Guarantor agrees to pay such amount to the Developer upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         No delay or failure on the part of the Developer in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Developer of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Developer permitted hereunder shall in any way impair or affect this Guaranty Agreement. For the purpose of this Guaranty Agreement, the Liabilities of Debtor to the Developer are guaranteed notwithstanding any right or power of Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

         Any payment from Guarantor directly to Developer in accordance with this Agreement shall be classified and booked as a non-refundable cost overrun payment from Guarantor to Debtor in consideration of this Guaranty Agreement and then a payment by Debtor to Developer in consideration of the Development Fee Agreement.

         This Guaranty Agreement shall be binding upon the undersigned, and upon the legal representatives, heirs, successors and assigns of the undersigned.

         This Guaranty Agreement has been made and delivered in the state of IL and shall be construed and governed under Illinois law.

         Whenever possible, each provision of the Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement.

         Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable. In the event this Guaranty Agreement is executed by more than one guarantor, this Guaranty Agreement and the obligations hereunder are the joint and several obligation of the undersigned.

         Guarantor consents to the jurisdiction of the courts in the State of Illinois and/or to the jurisdiction and venue of any United States District Court in the State of Illinois having jurisdiction over any action or judicial proceeding brought to enforce, construe or interpret this Guaranty. Guarantor agrees to stipulate in any such proceeding that this Guaranty is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.


     IN WITNESS WHEREOF, the undersigned have hereunto caused this Guaranty Agreement to be executed as of _______________________, 2000.

Signed, sealed and delivered               GUARANTOR:
                                           ---------
in the presence of:

----------------------------
Witness
                                            --------------------------
____________________________               John McChurch


                                           --------------------------
                                            Margaret McChurch


Notary Public
My Commission Expires:
                                           Address for Guarantor:
                                           ---------------------
____________________________               400 Main Street, Suite 400,
(NOTARY SEAL)                              Davenport, IA 52801

                        CONSTRUCTION AND OPERATING BUDGET
                                    AGREEMENT


         This Construction and Operating Budget Agreement ("Agreement") is entered into as of the date written below by and between Lake Village Apartments, L.P., an Illinois limited Partnership ("Owner"), Elderly Living Development, Inc. ("Managing General Partner") and Quad Cities Redevelopment Resources, Inc., ("General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited Partnership ("Limited Partner") and WNC Housing, L.P., a California limited Partnership ("Special Limited Partner"). Owner, General Partner, Limited Partner and Special Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired the property site at Kewanee, Henry County, Illinois (the "Real Property").

         B. Owner intends to develop on the Real Property a fifty (50) unit low-income rental housing complex and other related improvements for elderly, which is intended to qualify for federal low-income housing tax credits (the "Project").

         C. On the even date herewith a Partnership agreement for Lake Village Apartments, L.P. ("Partnership Agreement") was entered into by and between Elderly Living Development, Inc., as the managing general partner (the "Managing General Partner") and Quad Cities Redevelopment Resources, Inc.,(the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 7 as the limited partner and WNC Housing, L.P. as the special limited partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

         D. In determining whether to be admitted into Lake Village Apartments, L.P. and contribute funds to the development of the Project, the Limited Partner and Special Limited Partner performed a due diligence review. Part of the due diligence review included an analysis of the available sources of funds to develop the Project, the cost of construction, the anticipated revenues associated with the rental of the Project apartment units and the expenses required to operate the Project.

         E. The Parties recognize and acknowledge that the final construction cost determination involves substantial negotiations with lenders, contractors and governmental authorities.

         F. The Parties recognize and acknowledge that a final operating budget involves substantial negotiations with lenders and governmental authorities.

         G. Limited Partner's and Special Limited Partner's decision to execute the Partnership Agreement is based, in part, on their acceptance of the sources of funds available to develop the Project, the cost of construction to build the Project and the operating budget necessary to provide a positive Debt Service Coverage.

         Now Therefore, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

         1. Source of Funds. Attached hereto as Exhibit "A" and incorporated herein by this reference is the Project Source of Funds. The Source of Funds have been specified in the Partnership Agreement as the Construction Loan, the Mortgage, the Capital Contribution of the General Partner, the Capital Contribution of the Limited Partner and the Capital Contribution of the Special Limited Partner. Unless expressly permitted in the Partnership Agreement, Consent of the Special Limited Partner is required for any change to the Source of Funds.

         2. Construction  Proforma.  Attached   hereto   as   Exhibit   "B"  and
incorporated herein by this reference is the Construction Proforma. If the construction costs exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the General Partner shall be responsible for and shall be obligated to pay such deficiencies.

         3. Operating Proforma. Attached hereto as Exhibit "C" and incorporated herein by this reference is the Operating Proforma. The Limited Partner and the Special Limited Partner underwrote the subject transaction at a 1.10 Debt Service Coverage. Notwithstanding, in the event the Net Operating Income does not produce a 1.10 Debt Service Coverage as determined by the Special Limited Partner then at the request of the Special Limited Partner the General Partner shall reduce and/or refinance the principal of the Mortgage to an amount the Special Limited Partner determines is adequate to produce a 1.10 Debt Service Coverage.

         4. Notices. Any notice given pursuant to this Agreement may be served personally on the Party to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

     To the Managing
     General Partner:           Elderly Living Development, Inc.
                                400 Main Street, Suite 400
                                Davenport, IA 52801

     To the General Partner:    Quad Cities Redevelopment Resources, Inc.
                                4550 Kennedy Drive, Suite 2
                                East Moline, Illinois 61244

     To the Limited Partner:    WNC Housing Tax Credit Fund VI, L.P., Series 7
                                c/o WNC & Associates, Inc.
                                3158 Redhill Ave., Suite 120
                                Costa Mesa, CA 92626-3416
     To the Special
     Limited Partner:           WNC HOUSING, L.P.
                                3158 Redhill Ave., Suite 120
                                Costa Mesa, CA 92626-3416

         5. Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

         6.   Counterparts.   This   Agreement  may be executed in one or  more
counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         7. Captions. Captions to and headings of the Sections of this Agreement are solely for the conveniences of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         8.  Saving Clause.  If  any  provision  of  this  Agreement,   or  the
application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         9. Governing Law. This Agreement and its application shall be governed by the laws of Illinois.

         10. Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         In Witness Whereof, this Construction and Operating Budget Agreement is made and entered into as of ________________, 2000.

                           MANAGING GENERAL PARTNER

                           Elderly Living Development, Inc.

                           By:      ____________________________
                                    Margaret McChurch
                                    President

Signatures continued on next page...

                           LIMITED PARTNER

                           WNC Housing Tax Credit Fund VI, L.P., Series 7

                           By:      WNC & Associates, Inc.,
                                    General Partner

                                    By:     _________________________
                                            David N. Shafer,
                                            Executive Vice President


                           SPECIAL LIMITED PARTNER

                           WNC Housing, L.P.

                           By:      WNC & Associates, Inc.,
                                    General Partner

                                    By:     _______________________________
                                            David N. Shafer,
                                            Executive Vice President

                                    EXHIBIT A

                 TO CONSTRUCTION AND OPERATING BUDGET AGREEMENT

                                 SOURCE OF FUNDS





















                                       A

                                    EXHIBIT B

                 TO CONSTRUCTION AND OPERATING BUDGET AGREEMENT

                              CONSTRUCTION PROFORMA























                                       B

                                    EXHIBIT C

                 TO CONSTRUCTION AND OPERATING BUDGET AGREEMENT

                               OPERATING PROFORMA

























                                       C